Chautauqua International Growth Fund
Schedule of Investments, March 31, 2021 (Unaudited)
			% of
	Shares	Value	Net Assets
Common Stocks

Application Software
Atlassian Corp. PLC (Australia) (1)	39,128	$8,246,617	2.2%
Temenos Group AG (Switzerland) (2)	109,678	15,825,310	4.3%
		24,071,927	6.5%
Asset Management & Custody Banks
Julius Baer Group Ltd. (Switzerland) (2)	139,601	8,920,989	2.4%
Automobile Manufacturers
BYD Co. Ltd. (China) (2)	177,543	3,841,456	1.0%
Biotechnology
BeiGene Ltd. - ADR (China) (1)	36,877	12,836,146	3.5%
Genmab A/S (Denmark) (1)(2)	46,557	15,312,304	4.1%
		28,148,450	7.6%
Capital Markets
Hong Kong Exchanges & Clearing Ltd. (Hong Kong) (2)	91,174	5,408,980	1.5%
Diversified Banks
Bank Rakyat Indonesia Persero Tbk PT (Indonesia) (2)	47,378,723	14,373,962	3.9%
DBS Group Holdings Ltd. (Singapore) (2)	741,368	15,895,961	4.3%
		30,269,923	8.2%
Diversified Support Services
Recruit Holdings Co. Ltd. (Japan) (2)	100,695	4,944,750	1.3%
Education Services
TAL Education Group - ADR (China) (1)	219,048	11,795,735	3.2%
Electronic Equipment & Instruments
Keyence Corp. (Japan) (2)	24,329	11,088,094	3.0%
Environmental & Facilities Services
Waste Connections, Inc. (Canada) (1)	137,538	14,851,353	4.0%
Healthcare Distributors
Sinopharm Group Co. Ltd. (China) (2)	3,484,369	8,441,581	2.3%
Industrial Machinery
FANUC Corp. (Japan) (2)	53,491	12,859,617	3.5%
Information Technology
Constellation Software, Inc. (Canada)	12,417	17,340,919	4.7%
Internet & Direct Marketing Retail
Prosus NV (Netherlands) (2)	135,128	15,036,928	4.0%
Internet Retail
Alibaba Group Holding Ltd. - ADR (China) (1)	66,192	15,007,713	4.0%
IT Services
Adyen NV (Netherlands) (1)(2)	5,927	13,225,586	3.6%
Tata Consultancy Services Ltd. (India) (2)	387,031	16,863,666	4.5%
		30,089,252	8.1%
Life Sciences Tools & Services
Wuxi Biologics Cayman, Inc. (China) (1)(2)	1,267,621	15,985,660	4.3%
Multi-Line Insurance
Fairfax Financial Holdings Ltd. (Canada)	36,144	15,776,869	4.2%
Pharmaceuticals
Novo Nordisk A/S - ADR (Denmark)	232,987	15,707,983	4.2%
Regional Banks
HDFC Bank Ltd. - ADR (India) (1)	189,164	14,696,151	4.0%
Renewable Electricity
Brookfield Renewable Corp. (Canada)	188,212	8,808,322	2.4%
Semiconductor Equipment
ASML Holding NV (Netherlands)	28,074	17,331,765	4.7%
Semiconductors
AMS AG (Austria) (1)(2)	283,509	5,644,873	1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR (Taiwan)	123,595	14,618,817	3.9%
		20,263,690	5.4%
Semiconductors & Semiconductor Equipment
SolarEdge Technologies, Inc. (Israel) (1)	21,078	6,058,660	1.6%
Total Common Stocks		356,746,767	96.1%
(Cost $252,072,799)

Short-Term Investment
Money Market Mutual Fund
First American Government Obligations Fund, Class U, 0.04% (3)	12,745,717	12,745,717	3.4%
Total Short-Term Investment		12,745,717	3.4%
(Cost $12,745,717)
Total Investments		369,492,484	99.5%
(Cost $264,818,516)
Other Assets in Excess of Liabilities		1,937,416	0.5%
TOTAL NET ASSETS		$371,429,900	100.0%

Notes to Schedule of Investments
(1)	Non-Income Producing.
(2)	Level 2 security
(3)	Seven-Day Yield.
ADR	- American Depository Receipt

Industry classifications shown in the Schedule of Investments are based off of the Global Industry Classification Standard (GICS®).
GICS® was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC (“S&P”).
GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Country Allocation
Country	Percentage
Australia	2.2%
Austria	1.5%
Canada	15.4%
China	18.4%
Denmark	8.4%
India	8.6%
Indonesia	3.9%
Japan	7.8%
Netherlands	12.3%
Singapore	4.3%
Switzerland	6.7%
Taiwan	4.0%
Israel	1.6%
Hong Kong	1.5%
Cash	3.4%

Chautauqua International Growth Fund
Summary of Fair Value Exposure at March 31, 2021 (Unaudited)

The Fund has adopted authoritative fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion on changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used in pricing the asset or liability. These standards state that "observable inputs" reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and "unobservable inputs" reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized into three broad levels and described below:

Level 1 - Quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date.
Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
Level 3 - Unobservable inputs for the asset or liability.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2021:

	Level 1	Level 2	Level 3	Total
Equity
Common Stocks	$173,077,050	$183,669,717	$–	$356,746,767
Total Equity	173,077,050	183,669,717	–	356,746,767
Short-Term Investment
Money Market Mutual Fund	12,745,717	–	–	12,745,717
Total Short-Term Investment	12,745,717	–	–	12,745,717
Total Investments*	$185,822,767	$183,669,717	$–	$369,492,484

*Additional information regarding the industry classifications of these investments is disclosed in the Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were no transfers into or out of Level 3 during the reporting period, as compared to the security classifications from the prior year’s annual report.